UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 1, 2006

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2950 Industrial Road

Las Vegas, Nevada 89109

(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200

(Registrant’s Telephone Number,

Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the terms of the Unit Purchase Agreement (as amended, the “Unit Purchase Agreement”) entered into on July 25, 2006 by and among Michael J. Gaughan (the “Selling Stockholder”), Boyd Gaming Corporation (the “Company”) and two indirect, wholly-owned subsidiaries of the Company, Coast Hotels and Casinos, Inc. (“Coast”) and Silverado South Strip, LLC, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 31, 2006 (the “Initial 8-K”), on August 1, 2006 the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Selling Stockholder. Pursuant to the terms of the Stock Purchase Agreement, the Company will purchase from the Selling Stockholder 3,447,501 shares (the “Primary Shares”) of the Company’s common stock owned by the Selling Stockholder, plus an additional number of shares equal to the number of shares of the Company’s common stock subject to the underwriters’ over-allotment option referred to in Item 8.01 below that are not purchased by the underwriters, if any (the “Option Shares”). The Company’s purchase of the Primary Shares and the Option Shares is collectively referred to as the “Share Repurchase.” The parties amended the Unit Purchase Agreement and certain underlying agreements on August 1, 2006 to provide for the underwriters’ over-allotment option.

The Company will purchase the Primary Shares from the Selling Stockholder concurrently with the consummation of the public offering referred to in Item 8.01 below, at a per share price of $32.4844. The Company will purchase the Option Shares, if any, from the Selling Stockholder on the later of (i) the closing of the last purchase by the underwriters of Option Shares upon exercise of their over-allotment option, or (ii) August 31, 2006 if the over-allotment option has not been exercised in full by that date, at a per share price equal to $32.4844. In the event that the underwriters, at any time prior to August 31, 2006, inform the Company that they will not exercise any remaining portion of the over-allotment option, the Company will purchase from the Selling Stockholder the Option Shares then remaining as promptly as practicable following the date of such notice.

As consideration for the purchase of the Primary Shares, the Company will issue a term note (the “Primary Share Note”) to the Selling Stockholder with an aggregate principal amount of $111,990,001.48. In addition, as consideration for the purchase of the Option Shares, if any, the Company will issue a term note (the “Option Share Note”) to the Selling Stockholder with an aggregate principal amount equal to $32.4844 multiplied by the number of Option Shares purchase by the Company. The Primary Share Note and the Option Share Note are collectively referred to as the “Notes.” The terms of the Notes are described more fully in the Initial 8-K, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 hereof is incorporated herein by reference.

Item 8.01. Other Events.

On August 1, 2006, the Company, the Selling Stockholder, and a group of underwriters for whom Deutsche Bank Securities Inc. and Lehman Brothers Inc. acted as representatives (collectively the “Underwriters”), entered into an Underwriting Agreement relating to a public offering of an aggregate of 11,842,504 shares (the “Firm Shares”) of the Company’s common stock, all of which are to be sold by the Selling Stockholder. The Selling Stockholder also agreed in the Underwriting Agreement to sell up to an additional 500,000 shares (together with the Firm Shares, the “Shares”) of the Company’s common stock to the Underwriters pursuant to an over-allotment option. The Shares offered by the Selling Stockholder are being offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-130404) (the “Registration Statement”) filed with the SEC on December 16, 2005, the base prospectus contained therein, the preliminary prospectus supplement filed with the SEC on July 31, 2006, and the prospectus supplement filed with the SEC on August 2, 2006. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 hereto and is incorporated herein by reference. The Company’s press release, dated August 2, 2006, announcing the pricing of the offering of the Shares is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 1, 2006, by and among Boyd Gaming Corporation, Michael J. Gaughan, Deutsche Bank Securities Inc. and Lehman Brothers Inc. as representatives of the several underwriters named therein.

5.1	Opinion of Lionel Sawyer & Collins.

23.1	Consent of Lionel Sawyer & Collins (included in Exhibit 5.1 hereto).

99.1	Press Release of Boyd Gaming Corporation, dated August 2, 2006.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding the Company’s expectations, hopes or intentions regarding the future. Forward-looking statements can often be identified by their use of words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) statements regarding the pending Share Repurchase, including with respect to the Notes, the pending public offering by the Selling Stockholder, and the pending sale of the South Coast.

Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. In particular, we can provide no assurances regarding the pending Share Repurchase, sale of South Coast or the public offering by the Selling Stockholder. Among the factors that could cause actual results to differ materially include the satisfaction of the conditions to closing each of the Share Repurchase, public offering by the Selling Stockholder, or the pending sale of the South Coast. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of our Form 10-K for the fiscal year ended December 31, 2005 and in our preliminary prospectus supplement filed on July 31, 2006 in connection with the pending public offering by the Selling Stockholder, each of which is on file with the SEC, and in our other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: August 2, 2006	By:	/s/ PAUL J. CHAKMAK
Paul J. Chakmak
Executive Vice President,
Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 1, 2006, by and among Boyd Gaming Corporation, Michael J. Gaughan, Deutsche Bank Securities Inc. and Lehman Brothers Inc. as representatives of the several underwriters named therein.

5.1	Opinion of Lionel Sawyer & Collins.

23.1	Consent of Lionel Sawyer & Collins (included in Exhibit 5.1 hereto).

99.1	Press Release of Boyd Gaming Corporation, dated August 2, 2006.